================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  April 2, 2002


                            MAVERICK TUBE CORPORATION
                  ---------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      1-10651                  43-1455766
    ---------------------            ------------              ---------------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri             63017
------------------------------------------------------------          ----------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (636) 733-1600
                          -----------------------------

              (Registrant's telephone number, including area code)

                                 Not applicable.
                 -----------------------------------------------
         (Former name or former address, if changed since last report.)
================================================================================

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits
                 --------


Exhibit          Description
-------          -----------


99.1 Slide Show Presentation first presented by Maverick Tube Corporation on April 2, 2002.


ITEM 9.  REGULATION FD DISCLOSURE

     During the month of April 2002, Maverick Tube Corporation will give a slide show presentation during meetings with various individual and institutional investors. The slide show presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 2, 2002


                                   MAVERICK TUBE CORPORATION


                                   By: /s/ Pamela G. Boone
                                       -----------------------------------------
                                       Pamela G. Boone
                                       Vice President - Finance and
                                       Administration and Chief Financil Officer

                                  EXHIBIT INDEX


Exhibit       Description
-------       -----------

99.1 Slide Show Presentation first presented by Maverick Tube Corporation on April 2, 2002.

--------------------------------------------------------------------------------

                                     [LOGO]

                           MAVERICK TUBE CORPORATION


                                                        INVESTOR PRESENTATION

                                                        April 2002

--------------------------------------------------------------------------------

Forward Looking Statements


These slides accompany an oral presentation by Maverick Tube Corporation, except for the historical information, contain forward-looking statements representing our expectations or beliefs about future events and financial performance. Forward-looking statements are subject to known and unknown risks, uncertainties and assumptions, including;

o       oil and gas drilling activity;

o       steel price volatility;

o       domestic and foreign competitive pressures;

o       fluctuations in industry-wide inventory levels;

o       the presence or absence of governmentally imposed trade restrictions;

o       asserted and unasserted claims; and

o those other risks and uncertainties described in Maverick's Form 10-K and proxy Statement dated March 13, 2002 filed by Maverick.

In light of these risks, uncertainties and assumptions, some or all of the forward-looking events to be discussed by Maverick and included in the slides might not occur. In addition, actual results could differ materially from those suggested by the forward-looking statements. Maverick undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                                                               1
--------------------------------------------------------------------------------

Maverick Today


o       1.5 million tons of tubular products capacity

o       Largest North American welded OCTG producer

o       Largest Buyer of Hot Rolled Steel in North America

o       Diverse operations with 10 mills and 3 locations

o       Highly efficient and low cost operations

o       Financially strong, positions for growth

o       Acquired coiled tube producer Precision Tube

              $53 million in revenue for 2001

                                                                               2
--------------------------------------------------------------------------------

Broader Product Lines


o       Energy Products

                New and reworked wells, transportation of oil and gas,
                 and other products

                   Casing                 1 1/2" thru 16"

                   Tubing                 Carbon and alloy grades

                   Line Pipe              Complete end finishing

                   Couplings              HIC resistant products for sour gas
                                          service

                   Premium connections    80 ft Line Pipe

                   Coiled Tubing          Coiled Line Pipe


o       Industrial Products

                Construction, agricultural and industrial equipment, and other products

                   HSS                    1 1/2" - 12"

                   Standard Pipe          Rounds, squares, rectangles

                   Piling                 Custom products

                                                                               3
--------------------------------------------------------------------------------

Combined Company's Expanded
Prime Distribution Capabilities


        [Picture Graphic Omitted - Picture of United States with combined distribution capabilities from Calgary, Canada; Hickman, AR; Conroe, TX]

        [Pie graph omitted - demonstrates 2001 Revenues September YTD as 15% industrial products and 85% energy products]

                                                                               4
--------------------------------------------------------------------------------

Condolidated Historical Sales Volume


[Graph Omitted - Tabular representation for EDGAR filing below]

                          Short Tons (000)
                         ----------------

1Q97                            196
2Q97                            192
3Q97                            213
4Q97                            226

1Q98                            169
2Q98                            124
3Q98                            123
4Q98                            118

1Q99                            109
2Q99                            116
3Q99                            164
4Q99                            224

1Q00                            214
2Q00                            198
3Q00                            208
4Q00                            244

1Q01                            237
2Q01                            219
3Q01                            224
4Q01                            183

1Q02 *                          203
2Q02 *                          184
3Q02 *                          232
4Q02 *                          268

* Management Estimate based on average U.S. rig count of 950 rigs and 15,000 Canadian wells - (Excludes Precision)

                                                                               5
--------------------------------------------------------------------------------

Strong Pro Forma Balance Sheet
Includes Pro Forma for the Acquisition of Precision


                                    (In millions of US$, except for percentages)

                                        December 31, 2001        March 31, 2002
                                            Actual                  Estimate
                                        -----------------       ----------------

Working Capital                              145.9                    125.9

Total Assets                                 395.5                    378.6

Total Debt (Net of Cash)                     128.2                    112.1

Shareholders' Equity                         233.3                    227.8

Total Debt/Book Capitalization                35.5%                    33.0%

                                                                               6
--------------------------------------------------------------------------------

Achieved Merger Benefits


o Combined company becomes one of the largest purchasers of hot rolled steel in North America

o Opportunities to expand energy and industrial market share in U.S. and Canada ($10/ton in improved spread = $.18/share EPS)

o Have reduced Canadian Steel Cost by $60/Ton which reduces overall Steel Cost by $20/Ton

                                                                               7
--------------------------------------------------------------------------------

New 16" Mill Expands Market Opportunities


o        U.S. Market Expands by 37%

o        Capacity spread over 5 product areas throughout North America

o        Market share gained by

           Full size range

           Already do business with target customers

o Anticipated revenues for the New Mill will grow to approximately $58 million in 2002. Exiting the year at a rate of $80 million.

                                                                               8
--------------------------------------------------------------------------------

Large Mill Ramp Up


[Graph Omitted - Tabular representation for EDGAR filing below]

                         Industrial Tons          Energy Tons
                         ---------------          -----------
1Q 01                         2,423                   2,890
2Q 01                         4,991                   7,174
3Q 01                         4,153                   7,922
4Q 01                         8,102                   8,042
1Q 02 *                       5,830                  11,425
2Q 02 *                       6,420                  18,964
3Q 02 *                       6,500                  26,686
4Q 02 *                       7,300                  32,892

* 2002 Estimates based on Average Rig Count of 950 Rigs.

                                                                               9
--------------------------------------------------------------------------------

Longview Relocation


o Maverick will be relocating the mill from its Longview, WA facility to Hickman, AR

o Maverick will record a one-time charge of $8.1 million ($5.6 million after tax)

o       Capital requirements will be approximately $5.5 million

o       Operating margins could potentially increase $3-5 million annually

o       Working Capital requirements will be reduced by $8.0 million

o       Maximize Line Pipe Opportunities

                Believe  this will  generate  additional  revenues of $6.0 million annually

                Believe this will  generate  additional  margins of $2.6
                 million annually

                                                                              10
--------------------------------------------------------------------------------

         [LOGO]
MAVERICK TUBE CORPORATION

                                Acquisition of Precision Tube

--------------------------------------------------------------------------------

Strategic Acquisition


o       New Product Lines

         Downhole Coiled Tubing

                Cleanout Services
                Fracturing Services
                Velocity Strings
                Drilling Services
                Production Tubing

         Coiled Line Pipe

                Service Lines
                Flow Lines
                Umbilicals

o       Broaden Customer Base

         Selected Industry Relationships

                Schlumberger
                Surgutneftegas
                BP Amoco
                Alberta Energy Corp (Canada)

                                                                              12
--------------------------------------------------------------------------------

Benefits of The Acquistion


o       Largest buyer of hot rolled steel will provide purchasing opportunities

o       Savings in SG&A provides additional benefits

o       Income tax benefits resulting from:

                Increase in Foreign Source Income allows Maverick to further utilize Foreign Source Income Tax Credit

                Increase in "Off-Shore" income allows Maverick to utilize Extra-
                 Territorial Income Exclusion (ETI)* and decrease our overall effective tax rate

                Proper state tax planning will minimze state effective tax rate for Precision earnings

o       Anticipate 30% improvement in Precision's cash flow with synergies

* ETI is under review by the World Trade Organization (WTO)

                                                                              13
--------------------------------------------------------------------------------

         [LOGO]
MAVERICK TUBE CORPORATION

                                Business Overview

--------------------------------------------------------------------------------

Rig Count - U.S. & Canada


Source:  Baker Hughes
[Graph Omitted - Tabular representation for EDGAR filing below]

                                       Rigs Running

                            U.S. Rigs             Canadian Rigs
                            ---------             -------------

2Q98                            862                     177
3Q98                            794                     205
4Q98                            688                     202

1Q99                            550                     283
2Q99                            524                     102
3Q99                            649                     257
4Q99                            775                     336

1Q00                            770                     480
2Q00                            842                     209
3Q00                            980                     314
4Q00                          1,073                     375

1Q01                          1,139                     507
2Q01                          1,237                     264
3Q01                          1,241                     317
4Q01                          1,004                     278

March 28, 2002
-----------------
U.S. Rig Count  - 761
C.N. Rig Count  - 251

                                                                              15
--------------------------------------------------------------------------------

Gas Prices & Gas Drilling - U.S.


[Graph Omitted - Tabular representation for EDGAR filing below]

                             Gas Rigs             Gas Prices
                          (Running Rigs)           ($/MCF)
                          --------------          ----------

Jan 98                          603                $   2.08
Feb 98                          589                $   2.08
Mar 98                          601                $   2.17
Apr 98                          593                $   2.37
May 98                          574                $   2.13
Jun 98                          585                $   2.05
Jul 98                          549                $   2.19
Aug 98                          565                $   1.84
Sep 98                          559                $   1.83
Oct 98                          519                $   1.91
Nov 98                          499                $   2.01
Dec 98                          493                $   1.69

Jan 99                          465                $   1.80
Feb 99                          425                $   1.71
Mar 99                          412                $   1.69
Apr 99                          369                $   1.99
May 99                          380                $   2.21
Jun 99                          440                $   2.22
Jul 99                          481                $   2.18
Aug 99                          531                $   2.70
Sep 99                          577                $   2.58
Oct 99                          603                $   2.61
Nov 99                          635                $   2.48
Dec 99                          636                $   2.28

Jan 00                          632                $   2.33
Feb 00                          615                $   2.58
Mar 00                          598                $   2.70
Apr 00                          609                $   2.96
May 00                          649                $   3.36
Jun 00                          679                $   4.28
Jul 00                          733                $   4.09
Aug 00                          787                $   4.25
Sep 00                          808                $   4.96
Oct 00                          843                $   5.08
Nov 00                          829                $   5.36
Dec 00                          859                $   8.19

Jan 01                          883                $   8.98
Feb 01                          901                $   5.80
Mar 01                          913                $   5.16
Apr 01                          957                $   5.20
May 01                        1,005                $   4.12
Jun 01                        1,053                $   3.63
Jul 01                        1,055                $   2.96
Aug 01                        1,029                $   2.91
Sep 01                          972                $   2.15
Oct 01                          913                $   2.35
Nov 01                          836                $   2.38
Dec 01                          754                $   2.33

Jan 02                          725                $   2.20
Feb 02                          669                $   2.05
Mar 02                                             $   2.45
Apr 02                                             $   2.49
May 02                                             $   2.54
Jun 02                                             $   2.60
Jul 02                                             $   2.66
Aug 02                                             $   2.70
Sep 02                                             $   2.71
Oct 02                                             $   2.74
Nov 02                                             $   2.99
Dec 02                                             $   3.22

Jan 03                                             $   3.32
Feb 03                                             $   3.26
Mar 03                                             $   3.16

                                                                              16
--------------------------------------------------------------------------------

Oil Prices & Oil Drilling - U.S.


[Graph Omitted - Tabular representation for EDGAR filing below]

                          Running Rigs         Oil Prices $$/BBL
                         --------------       -------------------

Jan 98                          383               $   16.58
Feb 98                          380               $   16.54
Mar 98                          327               $   15.11
Apr 98                          287               $   15.47
May 98                          273               $   15.09
Jun 98                          267               $   13.76
Jul 98                          264               $   14.04
Aug 98                          226               $   13.65
Sep 98                          215               $   14.69
Oct 98                          214               $   14.55
Nov 98                          190               $   13.51
Dec 98                          159               $   11.21

Jan 99                          127               $   12.53
Feb 99                          117               $   11.94
Mar 99                          114               $   14.80
Apr 99                          126               $   17.27
May 99                          136               $   18.04
Jun 99                          122               $   17.73
Jul 99                          107               $   20.18
Aug 99                          113               $   21.20
Sep 99                          133               $   23.39
Oct 99                          139               $   22.86
Nov 99                          145               $   24.07
Dec 99                          161               $   25.96

Jan 00                          143               $   27.31
Feb 00                          154               $   29.51
Mar 00                          171               $   29.81
Apr 00                          196               $   25.91
May 00                          198               $   29.20
Jun 00                          202               $   32.01
Jul 00                          208               $   29.25
Aug 00                          205               $   29.32
Sep 00                          199               $   33.30
Oct 00                          216               $   33.09
Nov 00                          239               $   34.59
Dec 00                          239               $   28.63

Jan 01                          238               $   29.99
Feb 01                          238               $   30.04
Mar 01                          250               $   27.16
Apr 01                          247               $   27.73
May 01                          234               $   28.71
Jun 01                          216               $   27.53
Jul 01                          218               $   26.86
Aug 01                          219               $   27.87
Sep 01                          220               $   25.69
Oct 01                          198               $   22.21
Nov 01                          176               $   19.67
Dec 01                          147               $   19.40

Jan 02                          141               $   19.77
Feb 02                          144               $   20.82
Mar 02                                            $   20.11
Apr 02                                            $   21.07
May 02                                            $   21.20
Jun 02                                            $   21.26
Jul 02                                            $   21.22
Aug 02                                            $   21.18
Sep 02                                            $   21.14
Oct 02                                            $   21.12
Nov 02                                            $   21.10
Dec 02                                            $   21.08

Jan 03                                            $   21.06
Feb 03                                            $   21.04
Mar 03                                            $   20.98

                                                                              17
--------------------------------------------------------------------------------

Drilling Permits & Running Rigs - U.S.


[Graph Omitted - Tabular representation for EDGAR filing below]

                           2MMA Permits            Rigs Running
                        -----------------        -----------------

Jan 98                        3,194                     991
Feb 98                        2,933                     974
Mar 98                        3,129                     932
Apr 98                        3,469                     884
May 98                        3,600                     850
Jun 98                        3,515                     854
Jul 98                        3,283                     816
Aug 98                        3,276                     792
Sep 98                        3,268                     774
Oct 98                        3,083                     729
Nov 98                        2,811                     688
Dec 98                        2,474                     647

Jan 99                        2,291                     587
Feb 99                        2,295                     542
Mar 99                        2,267                     521
Apr 99                        2,151                     495
May 99                        2,015                     516
Jun 99                        2,450                     562
Jul 99                        2,658                     590
Aug 99                        2,985                     645
Sep 99                        3,600                     711
Oct 99                        3,264                     743
Nov 99                        2,690                     782
Dec 99                        3,032                     798

Jan 00                        3,461                     775
Feb 00                        3,452                     763
Mar 00                        3,464                     773
Apr 00                        3,117                     805
May 00                        3,003                     844
Jun 00                        3,234                     878
Jul 00                        3,310                     942
Aug 00                        3,925                     987
Sep 00                        3,884                   1,011
Oct 00                        3,442                   1,055
Nov 00                        3,558                   1,067
Dec 00                        3,309                   1,097

Jan 01                        3,323                   1,118
Feb 01                        3,578                   1,136
Mar 01                        4,161                   1,166
Apr 01                        4,292                   1,206
May 01                        4,118                   1,234
Jun 01                        4,133                   1,271
Jul 01                        4,111                   1,278
Aug 01                        4,107                   1,252
Sep 01                        3,690                   1,193
Oct 01                        3,519                   1,111
Nov 01                        3,815                   1,012
Dec 01                        3,488                     901

Jan 02                        2,869                     866
Feb 02                        3,076                     823
Mar 02                        3,417                     790

                                                                              18
--------------------------------------------------------------------------------

Rig Count & Wellhead Revenue - U.S.


[Graph Omitted - Tabular representation for EDGAR filing below]

                        12MTA Wellhead            Deseasonalized
                           Revenue                   Rig Count
                     (Billions of Dollars)
                     ---------------------    ---------------------

Jan 98                      $   7.6                   1,042
Feb 98                      $   7.5                     962
Mar 98                      $   7.5                     891
Apr 98                      $   7.5                     831
May 98                      $   7.4                     812
Jun 98                      $   7.3                     829
Jul 98                      $   7.2                     804
Aug 98                      $   7.0                     793
Sep 98                      $   6.8                     786
Oct 98                      $   6.5                     751
Nov 98                      $   6.2                     720
Dec 98                      $   6.0                     680

Jan 99                      $   5.8                     617
Feb 99                      $   5.7                     535
Mar 99                      $   5.6                     498
Apr 99                      $   5.6                     465
May 99                      $   5.6                     493
Jun 99                      $   5.6                     546
Jul 99                      $   5.7                     582
Aug 99                      $   5.9                     646
Sep 99                      $   6.2                     722
Oct 99                      $   6.4                     766
Nov 99                      $   6.6                     818
Dec 99                      $   6.9                     839

Jan 00                      $   7.2                     815
Feb 00                      $   7.5                     754
Mar 00                      $   7.9                     739
Apr 00                      $   8.1                     757
May 00                      $   8.4                     807
Jun 00                      $   8.9                     853
Jul 00                      $   9.3                     929
Aug 00                      $   9.6                     988
Sep 00                      $  10.1                   1,027
Oct 00                      $  10.6                   1,088
Nov 00                      $  11.1                   1,116
Dec 00                      $  12.1                   1,153

Jan 01                      $  13.1                   1,176
Feb 01                      $  13.5                   1,122
Mar 01                      $  13.8                   1,113
Apr 01                      $  14.2                   1,134
May 01                      $  14.3                   1,180
Jun 01                      $  14.1                   1,234
Jul 01                      $  13.9                   1,260
Aug 01                      $  13.7                   1,253
Sep 01                      $  13.3                   1,212
Oct 01                      $  12.7                   1,145
Nov 01                      $  12.1                   1,059
Dec 01                      $  11.2                     947

Jan 02                      $  10.7                     911
Feb 02                      $  10.1                     814

                                                                              19
--------------------------------------------------------------------------------

OCTG Imports & Share of Consumption - U.S.


[Graph Omitted - Tabular representation for EDGAR filing below]

                             Import                  Share
                              Tons               of Consumption
                           ----------            --------------

1Q98                        115,194                   20.5%
2Q98                         93,041                   23.0%
3Q98                         86,952                   17.5%
4Q98                         47,969                   13.3%

1Q99                         26,354                    9.3%
2Q99                         25,736                    8.6%
3Q99                         34,956                    9.3%
4Q99                         83,124                   17.0%

1Q00                        136,086                   27.3%
2Q00                        178,260                   32.1%
3Q00                        197,934                   30.9%
4Q00                        207,970                   33.7%

1Q01                        220,597                   27.1%
2Q01                        278,146                   32.4%
3Q01                        242,028                   32.3%
4Q01                        162,893                   30.3%

                                                                              20
--------------------------------------------------------------------------------

OCTG Industry Inventory & Months Supply - U.S.


[Graph Omitted - Tabular representation for EDGAR filing below]

                           Industry
                          Inventory                   Months
                             Tons                     Supply
                          ---------                 ---------

1Q98                      1,294,613                     8.6
2Q98                      1,377,956                     8.8
3Q98                      1,226,956                     9.0
4Q98                      1,073,956                    10.5

1Q99                      1,007,956                    10.9
2Q99                        928,579                     7.9
3Q99                        856,579                     5.6
4Q99                        871,579                     5.6

1Q00                        972,579                     5.2
2Q00                      1,092,579                     5.3
3Q00                      1,173,579                     5.6
4Q00                      1,307,181                     5.5

1Q01                      1,316,592                     4.6
2Q01                      1,406,070                     5.2
3Q01                      1,384,041                     7.0
4Q01                      1,292,532                     6.7

                                                                              21
--------------------------------------------------------------------------------

Maverick & Customer Owned Finished
Goods Inventory - Energy Products


[Graph Omitted - Tabular representation for EDGAR filing below]

                         MTC Inventory       Customer Inventory
                         -------------       ------------------

Jan 98                       60,690                  13,255
Feb 98                       58,963                  13,345
Mar 98                       54,937                  12,091
Apr 98                       59,935                   8,246
May 98                       57,849                   5,834
Jun 98                       55,334                   6,602
Jul 98                       55,380                   5,629
Aug 98                       49,230                   5,834
Sep 98                       44,508                   5,104
Oct 98                       43,350                   4,935
Nov 98                       45,771                   4,133
Dec 98                       33,659                   6,967

Jan 99                       34,692                   3,721
Feb 99                       38,237                   3,621
Mar 99                       38,683                   2,574
Apr 99                       34,325                   3,191
May 99                       34,519                   3,086
Jun 99                       34,628                   4,283
Jul 99                       37,755                   5,318
Aug 99                       45,039                   6,000
Sep 99                       40,283                   7,964
Oct 99                       36,216                  10,679
Nov 99                       36,856                  12,722
Dec 99                       36,891                  11,385

Jan 00                       32,377                  22,342
Feb 00                       35,929                  25,002
Mar 00                       38,338                  24,741
Apr 00                       37,978                  26,900
May 00                       38,045                  27,839
Jun 00                       35,430                  26,656
Jul 00                       45,609                  24,228
Aug 00                       46,857                  23,981
Sep 00                       46,097                  22,669
Oct 00                       49,231                  18,743
Nov 00                       57,137                  18,743
Dec 00                       52,501                  14,700

Jan 01                       54,763                  11,951
Feb 01                       53,893                  15,645
Mar 01                       43,191                  15,109
Apr 01                       29,729                  15,109
May 01                       43,388                  11,921
Jun 01                       43,198                  15,904
Jul 01                       37,243                  17,281
Aug 01                       37,101                  13,600
Sep 01                       48,388                  10,573
Oct 01                       43,678                   7,166
Nov 01                       45,738                   5,255
Dec 01                       44,912                   6,767

Jan 02                       44,122                   5,842
Feb 02                       44,555                  10,086

                                                                              22
--------------------------------------------------------------------------------

U.S. Domestic Shipments
& Maverick's Selling Prices


[Graph Omitted - Tabular representation for EDGAR filing below]

                           U.S. Domestic
                             Shipments              Maverick's
                             Tons (000)           Selling Prices
                           -------------          --------------

1Q96                          435.8                    $631
2Q96                          446.5                    $624
3Q96                          491.8                    $635
4Q96                          385.6                    $642

1Q97                          449.0                    $655
2Q97                          589.6                    $672
3Q97                          597.3                    $690
4Q97                          464.0                    $701

1Q98                          484.7                    $715
2Q98                          368.0                    $689
3Q98                          231.3                    $668
4Q98                          131.5                    $610

1Q99                          148.0                    $559
2Q99                          150.5                    $532
3Q99                          225.6                    $522
4Q99                          376.4                    $552

1Q00                          442.9                    $601
2Q00                          476.0                    $636
3Q00                          503.7                    $670
4Q00                          520.6                    $679

1Q01                          582.6                    $684
2Q01                          649.2                    $664
3Q01                          466.4                    $654
4Q01                          263.7                    $647

1Q02 *                                                 $637
2Q02 *                                                 $635
3Q02 *                                                 $649
4Q02 *                                                 $660

* Management estimates
                                                                              23
--------------------------------------------------------------------------------

Canadian Domestic Shipments
& Prudential's Selling Prices


[Graph Omitted - Tabular representation for EDGAR filing below]

                           C.N. Domestic
                             Shipments              Prudential's
                             Tons (000)           Selling Prices
                           -------------          --------------

1Q97                          125.1                    $776
2Q97                          106.6                    $762
3Q97                          147.0                    $761
4Q97                          151.3                    $764

1Q98                          133.6                    $764
2Q98                           63.6                    $762
3Q98                           61.1                    $709
4Q98                           59.1                    $694

1Q99                           53.8                    $707
2Q99                           35.8                    $652
3Q99                           85.7                    $651
4Q99                          100.1                    $703

1Q00                          115.6                    $742
2Q00                           87.3                    $739
3Q00                          100.1                    $742
4Q00                          119.0                    $727

1Q01                          135.0                    $729
2Q01                           84.8                    $690
3Q01                          108.3                    $704
4Q01                           92.4                    $683

1Q02 *                        117.6
2Q02 *                         52.1
3Q02 *                         86.8
4Q02 *                        119.6

* Management estimates
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Maverick Steel Purchase Costs


[Graph Omitted - Tabular representation for EDGAR filing below]

                           Steel Cost             Steel Purchase
                            Of Sales                  Costs
                             $/Ton                    $/Ton
                         --------------            ----------

1Q95                           $340                    $340
2Q95                           $357                    $357
3Q95                           $345                    $345
4Q95                           $311                    $320

1Q96                           $309                    $311
2Q96                           $322                    $314
3Q96                           $343                    $326
4Q96                           $341                    $325

1Q97                           $341                    $336
2Q97                           $351                    $336
3Q97                           $349                    $322
4Q97                           $324                    $323

1Q98                           $316                    $318
2Q98                           $320                    $311
3Q98                           $301                    $308
4Q98                           $248                    $295

1Q99                           $254                    $272
2Q99                           $261                    $257
3Q99                           $283                    $256
4Q99                           $308                    $294

1Q00                           $312                    $296
2Q00                           $315                    $298
3Q00                           $285                    $296
4Q00                           $235                    $273

1Q01                           $226                    $235
2Q01                           $245                    $229
3Q01                           $246                    $242
4Q01                           $225                    $224

1Q02                           $240                    $241
2Q02                           $275                    $245

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Operational Changes Within Maverick
Result in Increased Potential Profits


o Maverick realized significant benefits related to steel cost in Canada along with SG&A synergies

o Maverick anticipates increased profitability from the addition of the 16-inch operation

o       Maverick has discontinued its DOM operations where losses were incurred

o Maverick will have additional profits related to the relocation of equipment from Longview to Arkansas & Calgary

                Realization of savings from the slitter equipment in Calgary

                Elimination of the "West Coast" premium & freight for steel

                Additional volume on the mill relocated to Arkansas

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         [LOGO]
MAVERICK TUBE CORPORATION

                            Where is Maverick Going?

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Impact of Lower Volume and Pricing


o Maverick's 2001 current earnings will be in the range of $1.34 per share excluding one-time charges

o A 5% decrease in U.S. Energy volume will reduce earnings by $0.07 per share

o A 5% decline in U.S. Energy pricing can take earnings down by $0.17 per share

o A 5% increase in U.S. steel cost will negatively impact earnings per share by $0.06

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Conclusion


o       Demand for OCTG in 2002 is likely to be lower

o       OCTG pricing is trending below average for 2001

o       Steel Cost are a concern due to closures and the 201 case

o       OCTG inventories should be shaved back by summer

o       Anticipate improving market conditions last half of 2002

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While 2002 is a Down Year...
2003 Could Be Terrific


o       2001 Surplus Gas Production was approximately 5%

o       Fuel switching decreased demand by approximately 5% in 2001

                If gas prices stay at current level; the demand will switch back in 2002

                If gas prices rise to over $3 per mcf; we anticipate fuel
                 switching to gain approximately 2%

o       Gas Production rose 1% in 2001 at 1,157 rigs

                Gas production will fall 5-6% with rig counts in the 850 range

                Gas production will fall 6-7% with rig counts in the 600 range

o       Winter 2001/2002 demand fell off by 11%

o       Normal winter 2002/2003 should show a rebound in demand

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                                     [LOGO]

                           MAVERICK TUBE CORPORATION

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